UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 18, 2023

Microsoft Corporation

Washington	001-37845	91-1144442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399

(425) 882-8080

www.microsoft.com/investor

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.00000625 par value per share	MSFT	NASDAQ
3.125% Notes due 2028	MSFT	NASDAQ
2.625% Notes due 2033	MSFT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On January 18, 2023, Microsoft Corporation announced to its employees a series of actions it is taking in response to macroeconomic conditions and changing customer priorities. These actions include workforce reductions of approximately 10,000 employees by the end of the third fiscal quarter of 2023, changes to our hardware portfolio, and lease consolidation to create higher density across our workspaces. Collectively these actions will result in a charge of $1.2 billion in the second quarter of our 2023 fiscal year, representing a $0.12 negative impact to diluted earnings per share.

This Form 8-K contains forward-looking statements, which are any predictions, projections or other statements about future events based on current expectations and assumptions that are subject to risks and uncertainties, which are described in our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Microsoft undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

99.1	Employee email dated January 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: January 18, 2023	/S/ ALICE L. JOLLA
Alice L. Jolla
Corporate Vice President and Chief Accounting Officer